UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2017

Citius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-206903	27-3425913
(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, 1st Floor Cranford, NJ	07016
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (908) 967-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 10, 2017, Citius Pharmaceuticals, Inc. (the “Company”) executed a convertible future advance promissory note in favor of Leonard Mazur (“Lender”) in the principal amount of up to $1,500,000 (the “Bridge Note”). The Company may draw on the Bridge Note as needed up to the $1,500,000 principal amount. Mr. Mazur extended an advance of $120,000 to the Company in April that is now governed under the terms of this Bridge Note and is the only amount outstanding under the Bridge Note at this time. The Bridge Note bears interest at the “Prime Rate” as published in the Wall Street Journal on the last day of the month plus 1%, and matures on the earlier of December 31, 2017 or conversion. The Bridge Note is convertible into shares of the Company’s common stock at a conversion price equal to 75% of the price per share paid by investors in the Company’s securities offering pursuant to an S-1 registration statement filed with the U.S. Securities and Exchange Commission (the “Securities Offering”). In addition, in the event the Company enters into a debt financing with a third party on terms better than those of the Bridge Note while such Bridge Note remains outstanding, the Company will notify Lender of such terms and Lender may elect, in Lender’s sole discretion, to amend the Bridge Note to incorporate such terms.

In addition, on May 10, 2017 the Company entered into a Conversion Agreement pursuant to which the Company and Lender consolidated Lender’s preexisting demand promissory notes (the “Preexisting Notes”) in the aggregate principal amount of $2,500,000 and converted them into a convertible promissory note (the “A&R Note”). The A&R Note also extended the maturity date on the obligations to December 31, 2017 (the “A&R Note” and, together with the Bridge Note and the Conversion Agreement, the “Financing Documents”). The A&R Note is convertible into shares of the Company’s common stock, at the sole discretion of Lender, at a conversion price equal to 75% of the price of the shares of the Company’s common stock sold in the Securities Offering. The other terms of the Preexisting Notes remain unchanged, and were reported in the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on September 7, 2016 and October 20, 2016.

The Lender, Leonard Mazur, is our Executive Chairman and Secretary and a director of the Company.

The foregoing summary of the material terms of the Financing Documents is subject to the full and complete terms of such Financing Documents which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: May 11, 2017	By:	/s/ Myron Holubiak
Myron Holubiak
President and Chief Executive Officer

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